Q2 2024 Investor Presentation July 22, 2024

2 Important Notices and Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws, which reflect our current expectations and beliefs with respect to, among other things, future events and our financial performance. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. This may be especially true given recent events and trends in the banking industry and the inflationary environment. Although we believe that the expectations reflected in such forward-looking statements are reasonable as of the dates made, we cannot give any assurance that such expectations will prove correct and actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in other SEC filings under the sections entitled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors”. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. These statements are often, but not always, made through the use of words or phrases such as “may,” “can,” “should,” “could,” “to be,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “likely,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “target,” “project,” “would” and “outlook,” or the negative version of those words or other similar words or phrases of a future or forward-looking nature. Forward-looking statements appear in a number of places in this presentation and may include statements about business strategy and prospects for growth, operations, ability to pay dividends, competition, regulation and general economic conditions. Non-GAAP Financial Measures In addition to reporting GAAP results, the Company reports non-GAAP financial measures in this presentation and other disclosures. Our management believes that these non-GAAP financial measures and the information they provide are useful to investors since these measures permit investors to view our performance using the same tools that our management uses to evaluate our performance. While we believe that these non- GAAP financial measures are useful in evaluating our performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies. For a reconciliation of the non-GAAP measures we use to the most comparable GAAP measures, see the Appendix to this presentation.

Overview of Southern States Bancshares, Inc.

- ***Southern States Bancshares (Nasdaq: SSBK)*** was founded in August 2007 and priced its IPO on August 11, 2021
- History of ***solid growth***, ***top-tier profitability*** and a ***strong credit culture***
- ***Bifurcated expansion strategy*** through organic growth and disciplined M&A
- Focused on being a ***dominant bank*** in our smaller markets and a ***competitive player*** in the larger metropolitan areas
- ***Diversified loan portfolio*** complemented by ***lower-cost, core funding base***



Legend
Branches (13)
LPOs (2)
Huntsville
Birmingham
Anniston
Atlanta
Augusta
Tuscaloosa
Georgia
Macon
Alabama
Auburn
Columbus
Montgomery
Savannah
Mobile
Valdosta
75
65
59
85
20

Q2 '24 Financial Highlights

Assets ($B):	$2.6	Quarterly Asset Growth(2):	9.8%	NPLs / Loans:	0.19%	Core Net Income(1) ($M):	$9.1
Gross Loans ($B):	$2.0	Quarterly Loan Growth(2):	10.3%	ACL / Loans:	1.28%	Core ROAA(1):	1.43%
Deposits ($B):	$2.2	Quarterly Deposit Growth(3):	12.6%	NCOs / Avg. Loans:	0.08%	NIM:	3.56%
Loans / Deposits:	92.63%	Quarterly Deposit Excluding Brokered Growth(2):	15.2%	TCE / TA(1):	8.34%	Core Efficiency Ratio(1):	44.75%

Source: Company Documents; financial data as of the three months ended 6/30/24 unless otherwise noted

(1) *Please refer to non-U.S. GAAP reconciliation in the appendix*
(2) *Annualized*
(3) *Annualized; includes a $2.7 million decrease in brokered deposits in 2Q24*

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SOUTHERN STATES BANCSHARES, INC.

Robust Market Dynamics

Market Highlights

Atlanta, GA

- 8th largest Metro Area in the USA
- Ranked 10th largest economy in the country
- Ranked 13th Best Places for Business and Careers by Forbes
- 17 Fortune 500 companies headquartered in Atlanta

Birmingham, AL

- Largest market in Alabama, supported by strong steel, biotechnology, and banking industries
- Ranked 2nd best US city for job seekers by MoneyGeek
- University of Alabama Birmingham serves as an international leader in medicine and dentistry

Huntsville, AL

- Voted best place to live in the country by US News
- Highest concentration of engineers in the US
- Ranked #1 best city for STEM workers by Livability
- Home of the Redstone Arsenal which includes the U.S. Space and Rocket Center, NASA's Marshall Space Flight Center, and the U.S. Army Aviation and Missile Command

Auburn / Opelika, AL

- Auburn University contributes $5.6 billion annually and 27,000 jobs to the Alabama economy
- Named top-five growth city in America by U-Haul
- High-tech manufacturing and industrial hub for companies like Kia Motors, Hanwha Cimarron, and Niagara Bottling

Columbus, GA

- Fort Benning Military Base
  - U.S. Army Infantry and Armor Training Post
  - Columbus Chamber of Commerce estimates annual economic impact of $4.8 billion
- Major companies headquartered include Aflac and Total Systems Services, Inc.
- Contains seven colleges and universities, with 83,000 students pursuing degrees in higher education

'28 Projected Median HHI ($M)



$62.3
$69.2
$72.8
$88.1
$93.1
$70.7
$83.3
Columbus MSA
Auburn-Opelika MSA
Birmingham MSA
Huntsville MSA
Atlanta MSA
Southeast Average
National Average

'23 - '28 Projected Population Growth (%)



1.6%
1.9%
4.7%
5.9%
6.6%
3.2%
2.1%
Birmingham MSA
Columbus MSA
Atlanta MSA
Huntsville MSA
Auburn-Opelika MSA
Southeast Average
National Average

Major Employers

Source: U.S. Bureau of Labor Statistics; S&P Global Market Intelligence; Fortune; Forbes; Money.com; moneygeek.com; Business Facilities; USA Today; Livability,com; US News; Auburn.edu; Columbus, Georgia Economic Development

Note: Southeast defined as AL, AR, FL. GA, KY, LA, MS, NC. SC, TN, VA, and WV

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SOUTHERN STATES BANCSHARES, INC.

5 Proven, Veteran Management Team Lynn Joyce SEVP & Chief Financial Officer Greg Smith SEVP & Chief Risk and Credit Officer Our senior management team, on average, has more than 30 years of banking experience Mark Chambers CEO and President • 2007-2019 SEVP & President Southeast Region Southern States Bank • 2004-2007 Market President Wachovia Bank • 1998-2004 Commercial Lender Aliant Bank • 1992-2013 EVP & CFO First Financial Bank, a NASDAQ listed Financial Institution • 1986-1992 Arthur Andersen & Co • 2006-2019 SEVP & CCO Southern States Bank • 1986-2006 Credit Admin, Commercial Loan Officer and Market President Regions Bank

6 Q2 2024 Results Highlights (1) Please refer to non-U.S. GAAP reconciliation in the appendix (2) Uninsured deposits are 29.66% of total deposits Operating Results Deposits/Liquidity Loans Capital Asset Quality • Net income of $8.2 million, or $0.90 per diluted share, and core net income (1) of $9.1 million, or $1.00 per diluted share (1) • ROAA of 1.29% and ROATCE of 15.79%; Core ROAA (1) of 1.43% and Core ROATCE (1) of 17.44% • Net interest margin of 3.56% • Efficiency ratio (1) of 49.78% and core efficiency ratio (1) of 44.75% • Monthly margin trends – April 3.58%, May 3.58%, and June 3.52% • Loan portfolio of $2.0 billion increased $50.3 million, or 2.6%, from Q1 2024 • Annualized loan growth of 10.3% from Q1 2024 • Average yield on loans of 7.17% improved 11 bps from 7.06% for Q1 2024 • Loans / deposits ratio of 92.63% compared to 93.14% for Q1 2024 • Deposits of $2.2 billion increased by $65.9 million, or 3.1%, from Q1 2024 (2) • Deposits, excluding brokered deposits, increased by $68.6 million, or 15.2% annualized, from Q1 2024 • Average cost of total deposits increased to 3.27% from 3.12% in Q1 2024 • Noninterest-bearing deposits comprised 19.12% of total deposits compared to 19.75% at Q1 2024 • Nonperforming loans to gross loans of 0.19% increased 2 bps from Q1 2024 • Net charge-offs at $383,000, or 0.08% of average loans, annualized • Allowance for credit losses to gross loans of 1.28% compared to 1.28% at Q1 2024 • Nonperforming loans increased to $3.8 million from $3.4 million at Q1 2024 • Announced and paid quarterly dividend of $0.09 per share • Tangible common equity to tangible assets (1) of 8.34%, compared to 8.23% at Q1 2024 • Tangible book value per share (1) of $23.91, up 3.6% from Q1 2024

7 $19.4 $20.7 $20.4 $20.8 $21.6 3.73% 3.78% 3.69% 3.59% 3.56% $16.0 $17.0 $18.0 $19.0 $20.0 $21.0 $22.0 2Q23 3Q23 4Q23 1Q24 2Q24 Net Interest Income Net Interest Margin Net Interest Income and Net Interest Margin Net Interest Margin Source: Company Documents; data as of 6/30/24 (Dollars in millions)

8 Time Deposits $432.1 Brokered Deposits $288.3 Noninterest-bearing Checking $416.1 Interest-bearing Checking $82.8 Money Market $923.9 Savings $32.5 Deposits by Type – $2.18B Deposit Portfolio Source: Company Documents; data as of 6/30/24 (1) Excludes brokered deposits; dollars in thousands Deposit Type Composition % Average Balance Commercial 64% $168.9 Retail 36% $44.4 Account Composition (1) (Dollars in millions)

9 OO-CRE 31.1% NOO-CRE 29.4% C&I 14.7% C & D 12.0% Residential 12.3% Consumer & Other 0.5% Loans by Type $2.02B Loan Portfolio Source: Company Documents; data as of 6/30/24 Loan Type Composition % Fixed 51.4% Variable 48.6% Loan Composition Loan Type Total Office Buildings $204.7 Industrial Warehouse / Heavy Manufacturing $178.0 Convenience Stores $162.2 Hotels / Motels $145.2 Multi-Family (5+) $135.1 Retail Warehouse / Light Manufacturing $126.0 Commercial Retail Building $97.7 Concentration Highlights(Dollars in millions)

10 <$1M 176 $1-5M 38 $5-10M 9 >$10M 2 Office Building Loans $204.7M Loan Portfolio – Office Building Source: Company Documents; data as of 6/30/24 Location Composition % Georgia 72% Alabama 24% Other 4% Loan Composition # of Stories Total Six Stories 3 Five stories 1 Four stories 7 Three stories 6 One & two stories 208 Office Building Type

11 $3.9 $13.4 $3.4 $2.0 $2.2 $1.2 $3.8 $0.6 $4.2 $10.2 $2.9 $2.90.6% 2.5% 1.3% 0.4% 0.3% 0.1% 0.2% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 2018 2019 2020 2021 2022 2023 2Q24 Nonaccruals ($mm) OREO ($mm) NPAs / Loans + OREO $17.6 Nonperforming Assets by Type Asset Quality Source: Company Documents; data as of 6/30/24 Dollars in millions Reserves / Loans NCOs / Avg. Loans $1.2 $3.8 $4.5 $13.6 0.02% 0.57% 0.07% 0.00% $4.9 0.02% Comprehensive and conservative underwriting process Highly experienced bankers incentivized with equity ownership Commitment to a diverse loan portfolio while maintaining strong asset quality metrics Proactively manage loan concentrations with all collateral types capped at approximately 50% of risk- based capital Proactive approach to resolving problem credits 1.11% 1.11% 1.22% 1.19% 1.27% 1.29% 1.28% 2018 2019 2020 2021 2022 2023 2Q24 0.08% $5.1 0.08%

12 $704 $840 $1,030 $1,250 $1,587 $1,885 $2,015 2018 2019 2020 2021 2022 2023 2Q24 $776 $951 $1,140 $1,556 $1,721 $2,018 $2,176 2018 2019 2020 2021 2022 2023 2Q24 $888 $1,095 $1,333 $1,783 $2,045 $2,447 $2,572 2018 2019 2020 2021 2022 2023 2Q24 Net Income ($M)Total Assets ($M) Total Deposits ($M) Total Loans ($M) Growth History Source: Company Documents; data as of 6/30/24 $7.7 $5.6 $12.1 $18.6 $27.1 $32.0 $16.3 $0.81 $1.18 $1.56 $2.23 $3.02 $3.53 $1.80 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2018 2019 2020 2021 2022 2023 YTD Net Income Diluted EPS

13 Building Shareholder Value Our Strategic Focus Maintain focus on strong, profitable organic growth without compromising our credit quality Further develop and grow our core deposit franchise Expand into new markets by hiring commercial bankers Focus on high growth markets and further expand our Atlanta franchise Evaluate strategic acquisition opportunities Prudently manage capital between balance sheet growth and return to shareholders

14 Near-Term Outlook Century Bank closing on August 1, 2024, and conversion will be August 23, 2024 Loan balances will grow with the addition of Century Bank loans on top of modest organic loan growth Deposit balances will grow with the addition of Century Bank deposits on top of slight organic deposit growth Net interest income is expected to increase modestly Core noninterest income expected to increase slightly from Q1 2024 Core noninterest expense is expected to increase with the addition of Century Bank; cost savings will start being realized in Q4 2024 Credit metrics are currently strong. Future provision levels are expected to consider both current and evolving economic conditions and changes in credit Balanced approach to capital deployment with flexibility to support organic loan growth trajectory and cash dividend while evaluating stock repurchases

Appendix

Non-GAAP Financial Measures Reconciliations

	Three Months Ended			Six Months Ended	
	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Net income	$ 8,198	$ 8,119	$ 8,756	$ 16,317	$ 16,427
Add: One-time retirement related expenses	—	—	1,571	—	1,571
Add: Professional fees related to ERC	—	—	1,243	—	1,243
Add: Wire fraud loss	1,155	—	—	1,155	—
Add: Net OREO (gain) loss	(3)	—	7	(3)	7
Less: Employee retention related revenue	—	—	5,100	—	5,100
Less: Net gain (loss) on securities	20	(12)	(45)	8	469
Less: Tax effect	272	3	(536)	275	(660)
Core net income	***$ 9,058***	***$ 8,128***	***$ 7,058***	***$ 17,186***	***$ 14,339***
Average assets	$ 2,553,010	$ 2,447,278	$ 2,200,843	$ 2,500,144	$ 2,129,328
Core return on average assets	***1.43 %***	***1.34 %***	***1.29 %***	***1.38 %***	***1.36 %***
Net income	$ 8,198	$ 8,119	$ 8,756	$ 16,317	$ 16,427
Add: One-time retirement related expenses	—	—	1,571	—	1,571
Add: Professional fees related to ERC	—	—	1,243	—	1,243
Add: Wire fraud loss	1,155	—	—	1,155	—
Add: Net OREO (gain) loss	(3)	—	7	(3)	7
Add: Provision	1,067	1,236	1,557	2,303	2,738
Less: Employee retention related revenue	—	—	5,100	—	5,100
Less: Net gain (loss) on securities	20	(12)	(45)	8	469
Add: Income taxes	2,271	2,377	2,549	4,648	4,871
Pretax pre-provision core net income	***$ 12,668***	***$ 11,744***	***$ 10,628***	***$ 24,412***	***$ 21,288***
Average assets	$ 2,553,010	$ 2,447,278	$ 2,200,843	$ 2,500,144	$ 2,129,328
Pretax pre-provision core return on average assets	***2.00 %***	***1.93 %***	***1.94 %***	***1.96 %***	***2.02 %***
Net interest income	$ 21,579	$ 20,839	$ 19,432	$ 42,418	$ 38,978
Add: Fully-taxable equivalent adjustments(1)	73	73	65	146	143
Net interest income - FTE	***$ 21,652***	***$ 20,912***	***$ 19,497***	***$ 42,564***	***$ 39,121***
Net interest margin	3.56 %	3.59 %	3.73 %	3.57 %	3.89 %
Effect of fully-taxable equivalent adjustments(1)	0.01 %	0.01 %	0.01 %	0.01 %	0.01 %
Net interest margin - FTE	***3.57 %***	***3.60 %***	***3.74 %***	***3.58 %***	***3.90 %***
Total stockholders' equity	$ 230,581	$ 222,881	$ 197,250	$ 230,581	$ 197,250
Less: Intangible assets	17,597	17,679	17,924	17,597	17,924
Tangible common equity	***$ 212,984***	***$ 205,202***	***$ 179,326***	***$ 212,984***	***$ 179,326***

(1) Assumes a 24.0% tax rate.

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SOUTHERN STATES BANCSHARES, INC.

Non-GAAP Financial Measures Reconciliations

	Three Months Ended			Six Months Ended	
	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Core net income	$ 9,058	$ 8,128	$ 7,058	$ 17,186	$ 14,339
Diluted weighted average shares outstanding	9,070,568	9,043,122	8,950,847	9,062,548	9,001,600
Diluted core earnings per share	***$ 1.00***	***$ 0.90***	***$ 0.79***	***$ 1.90***	***$ 1.59***
Common shares outstanding at year or period end	8,908,130	8,894,794	8,738,814	8,908,130	8,738,814
Tangible book value per share	***$ 23.91***	***$ 23.07***	***$ 20.52***	***$ 23.91***	***$ 20.52***
Total assets at end of period	$ 2,572,011	$ 2,510,975	$ 2,277,803	$ 2,572,011	$ 2,277,803
Less: Intangible assets	17,597	17,679	17,924	17,597	17,924
Adjusted assets at end of period	$ 2,554,414	$ 2,493,296	$ 2,259,879	$ 2,554,414	$ 2,259,879
Tangible common equity to tangible assets	***8.34 %***	***8.23 %***	***7.94 %***	***8.34 %***	***7.94 %***
Total average shareholders equity	$ 226,527	$ 219,622	$ 193,516	$ 223,075	$ 190,096
Less: Average intangible assets	17,646	17,730	17,974	17,688	18,014
Average tangible common equity	$ 208,881	$ 201,892	$ 175,542	$ 205,387	$ 172,082
Net income to common shareholders	$ 8,198	$ 8,119	$ 8,756	$ 16,317	$ 16,427
Return on average tangible common equity	***15.79 %***	***16.17 %***	***20.01 %***	***15.98 %***	***19.25 %***
Average tangible common equity	$ 208,881	$ 201,892	$ 175,542	$ 205,387	$ 172,082
Core net income	$ 9,058	$ 8,128	$ 7,058	$ 17,186	$ 14,339
Core return on average tangible common	***17.44 %***	***16.19 %***	***16.13 %***	***16.83 %***	***16.80 %***
Net interest income	$ 21,579	$ 20,839	$ 19,432	$ 42,418	$ 38,978
Add: Noninterest income	1,368	1,268	6,862	2,636	8,648
Less: Employee retention related revenue	—	—	5,100	—	5,100
Less: Net gain (loss) on securities	20	(12)	(45)	8	469
Operating revenue	$ 22,927	$ 22,119	$ 21,239	$ 45,046	$ 42,057
Expenses:					
Total noninterest expense	$ 11,411	$ 10,375	$ 13,432	$ 21,786	$ 23,590
Less: One-time retirement related expenses	—	—	1,571	—	1,571
Less: Professional fees related to ERC	—	—	1,243	—	1,243
Less: Wire fraud loss	1,155	—	—	1,155	—
Less: Net OREO (gain) loss	(3)	—	7	(3)	7
Adjusted noninterest expenses	$ 10,259	$ 10,375	$ 10,611	$ 20,634	$ 20,769
Core efficiency ratio	***44.75 %***	***46.90 %***	***49.96 %***	***45.81 %***	***49.38 %***

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SOUTHERN STATES BANCSHARES, INC.